UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2014

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-222-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 31, 2014, Charles River Laboratories International, Inc. (the "Company") completed the previously announced acquisition of the CRO services division of Galapagos NV, which includes both the Argenta and BioFocus businesses (the "Acquisition").

The purchase price was €129 million in cash, subject to certain post-closing working capital adjustments. In addition to the initial purchase price, the transaction includes future performance payments of up to €5 million in cash.

The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to that certain Sale and Purchase Agreement by and among Charles River Laboratories Holdings Limited, Charles River Nederland B.V., Galapagos N.V. and Galapagos B.V., dated March 13, 2014, as amended by that certain Amendment Agreement dated March 31, 2014, which are incorporated by reference as Exhibits 2.1 and 2.2, respectively, to this Current Report on form 8-K.

Item 7.01 Regulation FD Disclosure.

On March 31, 2014, the Company issued a press release announcing the closing of the Acquisition. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

2.1 Sale and Purchase Agreement by and among Charles River Laboratories Holdings Limited, Charles River Nederland B.V., Galapagos N.V. and Galapagos B.V. dated March 13, 2014
2.2 Amendment Agreement by and among Charles River Laboratories Holdings Limited, Charles River Nederland B.V., Galapagos N.V. and Galapagos B.V. dated March 31, 2014.
99.1 Press Release dated March 31, 2014 issued by the Company

*Certain Exhibits and Schedules to these agreements have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. the Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

April 4, 2014	By:	Matthew L. Daniel

Name: Matthew L. Daniel
Title: Corporate Vice President & Deputy General Counsel

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Exhibit Index

Exhibit No.	Description

2.1	Sale and Purchase Agreement by and among Charles River Laboratories Holdings Limited, Charles River Nederland B.V., Galapagos N.V. and Galapagos B.V. dated March 13, 2014
2.2	Amendment Agreement by and among Charles River Laboratories Holdings Limited, Charles River Nederland B.V., Galapagos N.V. and Galapagos B.V., dated March 31, 2014.*
99.1	Press release of the Company dated March 31, 2014